Exhibit 10.26


                          FIRST MONTAUK FINANCIAL CORP.
                     FORM OF STOCK OPTION AWARD PURSUANT TO
                        2002 INCENTIVE STOCK OPTION PLAN



Date of Grant:                                              Option No.
Name of Optionee:
Number of Shares:
Exercise Price Per Share:
Expiration Date:


         Effective on the date of grant specified above, FIRST MONTAUK FINANCIAL CORP. ("Montauk") has granted to the above-named Optionee under the 2002 Employee Stock Option Plan, an option to purchase from Montauk the number of shares of Common Stock of Montauk set forth above. This option is subject to all the terms and conditions of the 2002 Option Plan which is incorporated in this option as though set forth in full.

         The terms and conditions of this option are as follows:

         1. The number and price of the shares subject to this option shall be the number and price set forth above, subject to any adjustments which may be made under Section 10 below.

         2. This option may not be exercised until it is vested. Portions of this option become vested if you continue to be employed by Montauk until after the expiration of the time periods stated below:

                           A. After one year from the date of grant, [one-third]
                  of this option becomes vested and you may purchase up to [one-third] of the total number of shares covered by covered by this option;

                           B. After two years from the date of grant, an
                  additional [one-third] of this option becomes vested and you may purchase up to [two-thirds] of the total number of shares covered by covered by this option;

                           C. After three years from the date of grant, the
                  remaining [one-third] of this option becomes vested and you may purchase up to the total number of shares covered by covered by this option;

This option shall terminate and no shares may be purchased after the expiration date. This option may also terminate sooner as provided below if your employment is terminated for any reason

         3. Except as provided in Section 8, this option may not be exercised unless the Optionee is employed by Montauk or one of its parent or subsidiary corporations on the date of such exercise and shall have been an employee continuously since the date of grant.

         4. This option is exercisable by a written notice signed by you and delivered to Montauk at its executive offices, signifying your election to exercise the option. A form of the notice is attached to this option certificate. The notice must state the number of shares of Common Stock for which your option is being exercised and must be accompanied by the full purchase price of the shares being purchased.

         Payment shall be either (i) in cash, or by certified or bank cashier's check payable to the order of Montauk, free from all collection charges; (ii) by delivery of shares of Common Stock of Montauk already owned by the Optionee for at least six months prior to the date of exercise, which Common Stock shall be valued at Fair Market Value on the date of exercise; or (iii) by a combination of the methods of payment specified in (i) and (ii) above.
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          For these purposes, the market value per share of Common Stock shall be: (i) if the Common Stock is traded on a national securities exchange or on the NASDAQ National Market System ("NMS"), the per share closing price of the Common Stock on the principal securities exchange on which they are listed or on NMS, as the case may be, on the date of exercise (or if there is no closing price for such date of exercise, then the last preceding business day on which there was a closing price); or (ii) if the Common Stock is traded in the over-the-counter market and quotations are published on the NASDAQ quotation system (but not on NMS), the closing bid price of the Common Stock on the date of exercise as reported by NASDAQ (or if there are no closing bid prices for such date of exercise, then the last preceding business day on which there was a closing bid price); or (iii) if the Common Stock is traded in the over-the-counter market but bid quotations are not published on NASDAQ, the closing bid price per share for the Common Stock as furnished by a broker-dealer which regularly furnishes price quotations for the Common Stock.

         If notice of the exercise of this option is given by the person or persons other than you, Montauk may require, as a condition to the exercise of this option, the submission to Montauk of appropriate proof of the right of such person or person to exercise this option.

         5. A certificate for the shares purchased will be issued as soon as practicable. Montauk, however, shall not be required to issue or deliver a certificate for any shares until it has complied with all requirements of the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, any stock exchange on which Montauk's Common Stock may then be listed and all applicable state laws in connection with the issuance or sale of such shares or the listing of such shares.

         6. Until the issuance of the certificate for the shares, you or such other person as may be entitled to exercise this option, shall have none of the rights of a stockholder with respect to shares issuable upon exercise of this option.

         7. This option is personal to the Optionee and during the Optionee's lifetime may be exercised only by the Optionee. This option shall not be transferable other than by will or the laws of descent and distribution and as may be permitted under the Internal Revenue Code, the federal securities laws and the rules and regulations promulgated thereunder. If notice of the exercise of this option is given by the person or persons other than you, Montauk may require, as a condition to the exercise of this option, the submission to Montauk of appropriate proof of the right of such person or person to exercise this option.

         8. In the event that an option holder ceases to be an employee of Montauk or of any subsidiary for any reason other than permanent disability (as determined by the Board of Directors, or a committee of the board) or death, this option shall automatically terminate; however, upon termination of employment, other than termination determined to be for cause, the Optionee shall continue to have the right to exercise any unexercised portion of this option, which was otherwise exercisable on the date of termination, for a period of three months from the date on which the Optionee ceased to be so employed, but in no event after the Expiration Date. In the event of the death of Optionee during this three month period, this option shall be exercisable by his or her personal representatives, heirs or legatees to the same extent that the Optionee could have exercised this option if he or she had not died, for three months from the date of death, but in no event after the Expiration Date. In the event of the permanent disability of Optionee while an employee of Montauk or of any subsidiary, that portion of this option which had become exercisable on the date of such permanent disability shall be exercisable for 365 days after the date of permanent disability, but in no event after the Expiration Date. In the event of the death of the Optionee while an employee of Montauk or any Subsidiary, or during the 365 day period after the date of permanent disability of the Optionee, that portion of the option which had become exercisable on the date of death shall be exercisable by his or her personal representatives, heir or legatees at any time prior to the expiration of 365 days months from the date of the death of Optionee, but in no event after the Expiration Date.

         9. This option does not confer on the Optionee any right to continue in the employ of Montauk or interfere in any way with the right of Montauk to determine the terms of the Optionee's employment.

         10. In the event of a reorganization, recapitalization, stock split, stock dividend, combination of shares, merger, consolidation, rights offering, or any other change in the corporate structure or stock of Montauk, the Board shall make such adjustments, if any, as it deems appropriate in the number and kind of shares covered by this option, or in the option price, or both. Notwithstanding any provision to the contrary, the Committee or the Board may cancel, amend, alter or supplement any term or provision of this option to avoid the penalty provisions of Section 4999 of the Code.

                  If, in the event of a merger or consolidation, the Company is not the surviving corporation, and in the event that the agreements governing such merger or consolidation do not provide for the substitution of new options or other rights in substitution of this option or for the express assumption of this options by the surviving corporation, or in the event of the dissolution or liquidation of the Company, the Optionee shall have the right not less than five days prior to the record date for the determination of shareholders entitled to participate in such merger, consolidation, dissolution or liquidation, to exercise his option, in whole or in part, without regard to the vesting provisions in Section 2 above. In the event any then outstanding option is not exercised in its entirety on or prior to the record date, this option shall terminate in its entirety.

         11. This option shall be subject to the requirement that if at any time the Board shall determine that the registration, listing or qualification of the shares covered hereby upon any securities exchange or under any federal or state law, or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the granting of this option or the purchase of the shares, this option may not be exercised unless and until such registration, listing, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Board. The Board may require that the person exercising this option shall make such representations and agreements and furnish such information, as it deems appropriate to assure compliance with the foregoing or any other applicable legal requirements.

         12. This option is intended to qualify for "incentive stock option" treatment under the provisions of Section 422 of the Internal Revenue Code of 1954, as amended. However, you are urged to consult with your individual tax advisor prior to exercising this option since the exercise of this option may result in adverse tax consequences including the payment of additional federal and/or state income taxes.

         13. Montauk shall have the power and the right to deduct or withhold, or require a Optionee to remit to Montauk as a condition precedent for the fulfillment of any option exercise, an amount sufficient to satisfy Federal, state, and local taxes, domestic or foreign, required by law or regulation to be withheld with respect to any taxable event arising as a result of this option. Whenever Shares are to be issued or cash paid to a Optionee upon exercise of an option, Montauk shall have the right to require the Optionee to remit to Montauk, as a condition of exercise of the option, an amount sufficient to satisfy federal, state and local withholding tax requirements at the time of exercise. However, notwithstanding the foregoing, to the extent that a Optionee is an insider (as determined by the Board of Directors), satisfaction of withholding requirements by having Montauk withhold Shares may only be made to the extent that such withholding of Shares (1) has met the requirements of an exemption under Rule 16b-3 promulgated under the Exchange Act, or (2) is a subsequent transaction the terms of which were provided for in a transaction initially meeting the requirements of an exemption under Rule 16b-3 promulgated under the Exchange Act.

         14. All notices hereunder to Montauk shall be delivered or mailed to the following address:

        FIRST MONTAUK FINANCIAL CORP.
        Parkway 109 Office Center
        328 Newman Springs Road
        Red Bank,  NJ  07701
        Attention: General Counsel

         Such address for the service of notices may be changed at any time provided notice of such change is furnished in advance to the Optionee.

                                       FIRST MONTAUK FINANCIAL CORP.



                                       By:__________________________________
                                          Name:
                                          Title:

Secretary:


-----------------------
Secretary

                              OPTION EXERCISE FORM

TO:      FIRST MONTAUK FINANCIAL CORP.
         Parkway 109 Office Center
         328 Newman Springs Road
         Red Bank,  NJ  07701
         Attn: General Counsel

Gentlemen:

                  I irrevocably elect to exercise my right to purchase _________ shares of Common Stock covered by this Option Agreement and make full payment of the Exercise Price of such shares as follows (PLEASE CHOOSE FORM OF PAYMENT).

         ___. Cash Purchase. I hereby elect to pay the exercise price in cash, and enclose a CERTIFIED CHECK (or has wired payment) in the amount of $____________.

         ___. Cashless Exercise. I have enclosed _________ shares of Common Stock of First Montauk Financial Corp. in accordance with Section 4 of the Option Agreement. I represent that I have owned the shares being delivered for at least six months prior to the date of exercise.

         ___. Combination of Cash and Cashless. I elect to pay the exercise price in cash and stock, and encloses a CERTIFIED CHECK (or has wired payment) in the amount of $____________ and have enclosed _________ shares of Common Stock of First Montauk Financial Corp. in accordance with Section 4 of the Option Agreement. I represent that I have owned the shares being delivered for at least six months prior to the date of exercise.

         I understand and agree that Montauk shall have the power and the right to deduct or withhold, or require me to remit to Montauk as a condition precedent for the fulfillment of any option exercise, an amount sufficient to satisfy Federal, state, and local taxes, domestic or foreign, required by law or regulation to be withheld with respect to any taxable event arising as a result of this option. Further, I acknowledge that Montauk shall have the right to require me to remit to Montauk, as a condition of exercise of the option, an amount sufficient to satisfy federal, state and local withholding tax requirements at the time of exercise. However, notwithstanding the foregoing, to the extent that a Optionee is an insider (as determined by the Board of Directors), satisfaction of withholding requirements by having Montauk withhold Shares may only be made to the extent that such withholding of Shares (1) has met the requirements of an exemption under Rule 16b-3 promulgated under the Exchange Act, or (2) is a subsequent transaction the terms of which were provided for in a transaction initially meeting the requirements of an exemption under Rule 16b-3 promulgated under the Exchange Act.

         Further, I agree to promptly notify Montauk of the sale of any of the shares I received upon exercise of this option during the one year period commencing on the date I receive the certificate for the shares.

                  Kindly deliver to me a certificate representing the shares as follows:

                    INSTRUCTIONS FOR DELIVERY

Name:  ____________________________________________________________
          (please typewrite or print in block letters)

Address:          _________________________________

                  _________________________________

                  _________________________________


Dated: _________________________


                                  Signature ________________________________

                                  Print Name:______________________________